United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2010

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 27, 2010, Madison Gas and Electric Company (MGE) entered into an amendment to its existing credit agreement dated as of July 30, 2010, with various financial institutions and JPMorgan Chase Bank, N.A., as administrative agent. The existing credit agreement provides MGE with a $75 million revolving credit facility. See Footnote 18 in Item 1 - Financial Statements of MGE's Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, for additional information regarding the existing credit agreement.

The principal purpose of the amendment was to provide that the credit agreement will expire on July 30, 2013. The amendment added a provision that requires MGE to have a period of at least one day, during any 364-day period, on which the principal amount of all outstanding loans thereunder shall be zero. As a result of that provision, the credit agreement does not require approval by the Public Service Commission of Wisconsin, and the amendment removes language that suggested otherwise. A copy of the amendment is filed as an exhibit to this Current Report on Form 8-K.

* * * * *

Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by MGE include those factors discussed herein, as well as the items discussed in MGE's 2009 Annual Report on Form 10-K, Item 1A - Risk Factors, and other factors discussed in filings made by MGE with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. MGE does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired: Not applicable.

(b)

Pro forma financial information: Not applicable.

(c)

Shell company transactions: Not applicable.

(d)

Exhibits.

8-K Exhibit No.	Description
10.1

First Amendment dated as of August 27, 2010, to Credit Agreement dated as of July 30, 2010, among Madison Gas and Electric Company, as Borrower, various financial institutions, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Gas and Electric Company
(Registrant)

Date: August 31, 2010	/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President, Chief Financial Officer, Secretary and Treasurer

Madison Gas and Electric Company

Exhibit Index to Form 8-K

Dated August 27, 2010

8-K Exhibit No.	Description
10.1

First Amendment dated as of August 27, 2010, to Credit Agreement dated as of July 30, 2010, among Madison Gas and Electric Company, as Borrower, various financial institutions, and JPMorgan Chase Bank, N.A., as Administrative Agent.

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